UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Visium Technologies, Inc. on June 26, 2025 (the “Original Report”), solely to correct a typographical error in the third paragraph of Item 4.01, where the fiscal year end was incorrectly stated as June 30, 2026, instead of June 30, 2025. No other modifications have been made to the Original Report, and this Form 8-K/A does not reflect events occurring after the filing of the Original Report.

Item 4.01 Changes in Registrant’s Certifying Accountant.

In the third paragraph of Item 4.01 of the Original Report, the fiscal year end was incorrectly stated as “June 30, 2026.” The paragraph is hereby amended and restated in its entirety to read as follows:

On June 26, 2025, the Company engaged FRUCI & Associates II, PLLC (“FRUCI & Associates II”) as the Company’s new independent registered public accounting firm for the fiscal year ending June 30, 2025.

Other than the foregoing amendment to Item 4.01, no information in the Original Report is updated or changed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: June 30, 2025	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

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